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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – February 18, 2003 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended January 31, 2003.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $11.9 billion and 163 branches throughout California and two in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At January 2003 – January 2002

	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,
(Dollars in Thousands)	2003	2002	2002	2002	2002	2002	2002	2002	2002	2002	2002	2002	2002

Balance sheet summary
Total assets (a)	$11,920,812	$11,978,151	$11,860,286	$11,814,073	$12,518,418	$11,390,805	$11,258,609	$11,130,428	$11,000,802	$10,849,400	$10,913,112	$11,011,174	$11,009,165
Loans receivable held for investment	10,262,273	10,322,637	10,317,276	10,176,620	10,000,420	9,986,862	9,957,646	9,846,446	9,754,554	9,696,753	9,608,842	9,603,427	9,586,590
Loans held for sale, at lower of cost or fair value	614,497	652,052	624,962	756,236	665,587	610,767	518,206	381,465	419,132	312,957	388,468	473,999	405,322
Mortgage-backed securities available for sale,
at fair value	2,008	2,253	2,284	2,309	1,019,030	3,467	53,963	58,122	79,761	83,447	90,803	100,555	109,107
Cash and investment securities	744,105	707,655	612,735	584,841	541,866	512,521	444,282	547,860	450,511	469,463	528,352	535,419	610,081
Deposits	9,131,221	9,238,350	9,346,898	9,235,711	9,056,932	8,936,964	8,748,757	8,690,558	8,600,673	8,489,282	8,598,890	8,481,336	8,511,810
Federal Home Loan Bank advances and
other borrowings	1,649,050	1,624,084	1,361,323	1,438,267	1,869,789	1,402,809	1,451,700	1,413,607	1,357,136	1,339,684	1,320,386	1,529,114	1,519,869
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.71%	0.67%	0.70%	0.74%	0.71%	0.75%	0.72%	0.75%	0.81%	0.83%	0.86%	0.91%	0.85%
Loan activity for the month ended
Loans for investment portfolio:
Originations: (b)
Residential one-to-four units	$ 253,943	$ 344,259	$ 438,285	$ 453,911	$ 241,630	$ 283,207	$ 356,740	$ 336,967	$ 288,829	$ 338,304	$ 294,303	$ 270,028	$ 320,764
Residential one-to-four units – subprime	28,629	34,579	31,665	46,388	36,160	55,143	59,228	51,800	51,625	46,397	41,335	33,384	32,615
All other	17,323	35,037	6,679	19,393	10,095	18,583	13,898	49,375	54,084	16,511	7,787	13,667	24,298
Repayments	(360,565)	(397,401)	(347,365)	(345,541)	(276,728)	(327,564)	(323,361)	(322,475)	(316,136)	(311,827)	(344,301)	(299,348)	(299,162)
Loans for sale:
Originations (b)	566,220	657,812	614,291	769,006	661,000	607,571	531,102	368,503	395,951	300,906	407,558	469,208	389,664
Sales	(603,575)	(632,269)	(745,848)	(673,969)	(604,877)	(564,948)	(394,061)	(423,024)	(289,196)	(381,234)	(487,025)	(401,621)	(492,803)
Mortgage loans serviced for others
Total	$8,368,485	$8,316,236	$8,116,981	$7,795,727	$7,502,157	$7,436,673	$7,164,330	$6,962,403	$6,733,734	$6,591,821	$6,408,812	$6,108,883	$6,132,270
With capitalized mortgage servicing rights: (c)
Amount	8,257,320	8,036,393	7,786,906	7,439,569	7,355,700	7,223,015	6,966,470	6,807,306	6,574,857	6,433,515	6,196,137	5,914,426	5,665,043
Weighted average interest rate	6.45%	6.51%	6.58%	6.65%	6.71%	6.75%	6.78%	6.80%	6.82%	6.83%	6.85%	6.88%	6.91%
Interest rate spread data
Weighted average yield:
Loans and mortgage-backed securities	5.77%	5.83%	5.88%	5.95%	6.00%	6.00%	5.99%	6.01%	6.11%	6.22%	6.45%	6.68%	6.89%
Investment securities	3.35	3.51	4.28	3.57	3.05	3.96	4.15	4.00	4.68	4.15	3.95	4.87	4.14

Interest-earning assets yield	5.64	5.72	5.82	5.87	5.90	5.93	5.93	5.93	6.07	6.15	6.35	6.60	6.76

Weighted average cost:
Deposits	2.23	2.31	2.34	2.49	2.55	2.64	2.72	2.77	2.78	2.85	2.98	3.11	3.38
Federal Home Loan Bank advances and
other borrowings	3.83	3.88	4.36	4.25	3.76	4.34	4.25	4.32	4.43	4.54	4.63	4.26	4.07
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	2.56	2.63	2.68	2.81	2.84	2.95	3.01	3.07	3.09	3.16	3.28	3.36	3.56

Interest rate spread	3.08%	3.09%	3.14%	3.06%	3.06%	2.98%	2.92%	2.86%	2.98%	2.99%	3.07%	3.24%	3.20%

(a)  During October 2002, SFAS 147 was adopted and goodwill amortization was stopped. In addition, the first nine months of 2002 were restated as required by the standard.
(b)  Included $44.0 million, $220.2 million and $171.3 million of residential one-to-four unit loans purchased for the investment portfolio in December, November and October 2002. Other periods included minor amounts of loans purchased.
(c)  Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.